EXHIBIT 99.2 Earnings Summary Third Quarter 2018 October 25, 2018

SAFE HARBOR This presentation contains, and management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; projected sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of our engineering, research and development projects; our business strategies; our capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on our capital allocation strategy; the Company’s expected tax rate; the impact of the acquisitions we have made and commercial partnerships we have established; and other matters. These statements involve risks and uncertainties, and actual results may differ. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our ability to execute on our strategies; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on February 15, 2018, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted Operating Income,” “Adjusted Operating Income Margin,” “Adjusted Gross Profit” and “Non-GAAP Earnings per Share” that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2

3Q18 HIGHLIGHTS Year-to-date1 sales of $1.1 billion million grew 16% from the same period in 2017 3Q18 sales of $399 million grew 15% from same quarter a year ago and 4% from 2Q18 Specialty Chemicals and Engineered Materials sales grew 5% from prior year and declined 2% sequentially Microcontamination Control sales grew 30% from prior year and 21% sequentially (includes $29 million in sales from SAES Pure Gas (SPG)) Advanced Materials Handling sales grew 11% from prior year and declined 6% sequentially Integration of SAES Pure Gas (SPG) is proceeding well, sales exceeded expectations 3Q18 GAAP and non-GAAP tax rate of 19% and 23%, higher than expectations (equal to approximately 2 cents per share) Year-to-date1 GAAP Earnings Per Share of $1.12; non-GAAP EPS of $1.42 grew 39% from the prior year 3Q18 GAAP Earnings Per Share of $0.34; non-GAAP EPS of $0.46 grew 15% from the prior year Generated $110 million of adjusted EBITDA, or 28% of sales 3 1. First nine months of fiscal 2018.

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP) $ in millions, except per share 3Q18 3Q18 over 3Q18 over data 3Q18 Guidance 2Q18 3Q17 3Q17 2Q18 Net Revenue $398.6 $395 to $410 $383.1 $345.6 15.3% 4.0% Gross Margin 45.6% 47.6% 45.0% Operating Expenses $113.7 $108 to $110 $107.4 $94.8 19.9% 5.9% Operating Income $68.0 $74.9 $60.7 12.0% (9.2%) Operating Margin 17.1% 19.6% 17.6% Tax Rate 19.2% 15.3% 18.4% Net Income $48.1 $52 to $59 $54.3 $40.9 17.6% (11.4%) Earnings per diluted share $0.34 $0.36 to $0.41 $0.38 $0.28 21.4% (10.5%) 4

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP)1 $ in millions, except per share 3Q18 3Q18 over 3Q18 over data 3Q18 Guidance 2Q18 3Q17 3Q17 2Q18 Net Revenue $398.6 $395 to $410 $383.1 $345.6 15.3% 4.0% Adjusted Gross Margin2 46.4% 47.7% 46.2% Non-GAAP Operating $91.1 $89.1 $78.4 16.2% 2.2% Expenses3 $90 to $92 Adjusted Operating Income $93.9 $93.5 $81.1 15.8% 0.4% Adjusted Operating Margin 23.6% 24.4% 23.5% Non-GAAP Tax Rate4 23.2% 15.5% 22.3% Non-GAAP Net Income5 $65.6 $66 to $73 $69.8 $57.0 15.1% (6.0%) Non-GAAP EPS $0.46 $0.46 to $0.51 $0.49 $0.40 15.0% (6.1%) 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted Gross Margin excludes charge for fair value write-up of acquired inventory sold. 3. Non-GAAP Operating Expenses exclude amortization expense, deal costs, integration costs, severance, loss on sale of subsidiary, and impairment of equipment and intangibles. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5 5. Non-GAAP Net Income excludes amortization expense, the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP) – YEAR TO DATE Nine Months Nine Months Ended Ended $ in millions, except per share September 29, September 30, data 2018 2017 Year-over-Year Net Revenue $1,148.9 $992.0 15.8% Gross Margin 47.0% 44.9% Operating Expenses $318.7 $274.6 16.1% Operating Income $221.4 $170.7 29.7% Operating Margin 19.3% 17.2% Tax Rate 17.8% 20.6% Net Income $160.0 $113.4 41.1% EPS $1.12 $0.79 41.8% 6

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP) – YEAR TO DATE1 Nine Months Nine Months Ended Ended $ in millions, except per share September 29, September 30, data 2018 2017 Year-over-Year Net Revenue $1,148.9 $992.0 15.8% Adjusted Gross Margin2 47.3% 45.5% Non-GAAP Operating Expenses3 $266.1 $234.6 13.4% Adjusted Operating Income $277.5 $216.8 28.0% Adjusted Operating Margin 24.2% 21.9% Non-GAAP Tax Rate4 18.9% 23.5% Non-GAAP Net Income5 $203.5 $146.6 38.8% Non-GAAP EPS $1.42 $1.02 39.2% 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted Gross Margin excludes charge for fair value write-up of acquired inventory sold. 3. Non-GAAP Operating Expenses exclude amortization expense, deal costs, integration costs, severance, loss on sale of subsidiary, and impairment of equipment and intangibles. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 7

EARNINGS PER SHARE1 EPS: 3Q18 vs. 3Q17 EPS: 3Q18 vs. 2Q18 $0.49 $0.50 $0.50 $0.46 $0.46 $0.45 $0.45 $0.40 $0.40 $0.40 $0.38 $0.34 $0.34 $0.35 $0.35 $0.30 $0.28 $0.30 $0.25 $0.25 $0.20 $0.20 $0.15 $0.15 $0.10 $0.10 $0.05 $0.05 $0.00 $0.00 3Q17 3Q18 2Q18 3Q18 GAAP Non-GAAP GAAP Non-GAAP 1. Represents diluted earnings per share. See Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share in the appendix of this presentation. 8

RESULTS BY SEGMENT1 Specialty Chemicals Microcontamination Advanced and Engineered Control Segment3 Materials Handling 2 Materials Segment Segment4 $ in millions 40% 40% 40% $150 $150 $150 $120 30% $120 30% $120 30% $90 $90 $90 20% 20% 20% $60 $60 $60 10% 10% 10% $30 $30 $30 $0 0% $0 0% 3Q17 4Q17 1Q18 2Q18 3Q18 $0 0% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Sales Adj. Op. margin Sales Adj. Op. margin Sales Adj. Op. margin 1.Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses. Corporate cost related to HR, Finance, and IT are charged back to the Segments starting 1Q18. Prior quarter results are adjusted retrospectively using consistent allocation method. 2.Segment profit for SCEM for 3Q17 includes a charge for severance of $14K. 3.Segment profit for MC for Q317 includes a charge for severance of $196K. Segment profit for MC for Q318 and Q218 excludes charges for fair value mark- up of acquired inventory sold of $3,281K and $208K, respectively. 4.Segment profit for AMH for 3Q17 includes charges for impairment of equipment and severance totaling $5,221K. Segment profit for AMH excludes loss on sale of subsidiary of $466K for Q318. 9

REVENUE BY GEOGRAPHY: STRONG GROWTH IN N. AMERICA, KOREA, JAPAN, CHINA AND EUROPE YTD18 Revenue by Geography YTD18 vs. YTD17 Growth Rate Revenue = $1,148.9 million Taiwan -5% Taiwan N. America 20% N. America $211.1M South Korea 19% $255.8M Southeast Japan 32% Asia $87.0M $104.2M China 37% Europe $187.3M Europe 17% $157.9M South Southeast Asia 4% $145.6M Korea Japan China -15% -5% 5% 15% 25% 35% 45% 55% 10

SUMMARY – BALANCE SHEET ITEMS $ in millions 3Q18 2Q18 3Q17 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $294.9 14.0% $257.1 12.4% $435.2 24.8% Accounts Receivable, net $212.7 10.1% $200.4 9.7% $183.4 10.4% Inventories $264.1 12.6% $265.4 12.8% $193.3 11.0% Net PP&E $393.7 18.7% $380.3 18.4% $346.7 19.7% Total Assets $2,103.5 $2,066.1 $1,757.7 Current Liabilities1 $211.0 10.0% $204.3 9.9% $269.9 15.4% Long-term debt, excluding $650.6 30.9% $650.2 31.5% $411.5 23.4% current maturities Total Liabilities $1,019.8 48.5% $1,013.2 49.0% $739.4 42.1% Total Shareholders’ Equity $1,083.7 51.5% $1,052.9 51.0% $1,018.4 57.9% AR – DSOs 48.7 47.7 48.4 Inventory Turns 3.3 3.3 3.9 1. Current Liabilities in 3Q17 includes $100 million of current maturities of long term debt. 11

ADJUSTED EBITDA MARGIN1 Adjusted EBITDA and EBITDA Margin Adjusted TTM EBITDA 28.2% 28.9% 28.5% 27.7% 27.7% 400 $423 27.7% 25.4% $109 $110 $106 350 $96 $97 300 $330 80 250 200 150 40 100 50 0 0 3Q17 4Q17 1Q18 2Q18 3Q18 TTM-3Q17 TTM-3Q18 Adj. EBITDA in $M Adj. EBITDA as % of Sales Adj. EBITDA in $M Adj. EBITDA as % of Sales 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. 12

CASH FLOWS $ in millions 3Q18 2Q18 3Q17 Beginning Cash Balance $257.1 $550.2 $405.6 Cash from operating activities $84.1 $98.3 $89.0 Capital expenditures ($27.9) ($26.4) ($25.4) Acquisition of business - ($342.6) - Payments on long-term debt - ($2.0) ($25.0) Repurchase and retirement of common ($10.0) ($10.0) ($10.0) stock Dividend payments ($9.9) ($9.9) - Other investing activities $3.1 $1.8 $0.9 Other financing activities ($0.4) $4.0 $0.5 Effect of exchange rates ($1.2) ($6.3) ($0.4) Ending Cash Balance $294.9 $257.1 $435.2 Free Cash Flow1 $56.2 $71.9 $63.6 Adjusted EBITDA $110.4 $109.3 $95.9 1. Free cash flow equals cash from operations less capital expenditures. 13

OUTLOOK GAAP $ in millions, except per share data 4Q18 Guidance 3Q18 Actual 4Q17 Actual Net Revenue $380 to $400 $398.6 $350.6 Operating Expenses $111 to $114 $113.7 $92.5 Net Income $43 to $53 $48.1 ($28.3) Earnings Per Diluted Share $0.30 to $0.37 $0.34 ($0.20) Non-GAAP $ in millions, except per share data 4Q18 Guidance 3Q18 Actual 4Q17 Actual Net Revenue $380 to $400 $398.6 $350.6 Non-GAAP Operating $90 to $93 $91.1 $81.5 Expenses1 Non-GAAP Net Income $59 to $69 $65.6 $59.7 Non-GAAP EPS $0.41 to $0.48 $0.46 $0.42 1. Non-GAAP operating expenses exclude amortization and integration costs. In 4Q18, amortization is estimated to be approximately $20.5million, or $0.11 per share, and integration costs are estimated to be approximately $0.6 million, or $0.00 per share. 14

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved. 15

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT Three months ended Nine months ended $ in thousands September 29, September 30, June 30, September 29, September 30, 2018 2017 2018 2018 2017 Net Sales $398,597 $345,591 $383,059 $1,148,855 $991,970 Gross profit-GAAP $181,716 $155,407 $182,378 $540,091 $445,306 Adjustments to gross profit: Charge for fair value mark-up of acquired inventory sold 3,281 - 208 3,489 - Severance related to organizational realignment - 740 - - 740 Impairment of equipment - 3,364 - - 5,330 Adjusted gross profit $184,997 $159,511 $182,586 $543,580 $451,376 Gross margin - as a % of net sales 45.6% 45.0% 47.6% 47.0% 44.9% Adjusted gross margin - as a % of net sales 46.4% 46.2% 47.7% 47.3% 45.5% 16

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP SEGMENT PROFIT TO ADJUSTED OPERATING INCOME

$ in thousands	Three months ended			Nine months ended	
Segment profit-GAAP	September 29, 2018	September 30, 2017	June 30, 2018	September 29, 2018	September 30, 2017
Specialty Chemicals and Engineered Materials	$31,860	$29,539	$37,316	$100,738	$81,727
Microcontamination Control	44,530	39,302	39,054	125,575	102,085
Advanced Materials Handling	19,494	12,483	23,114	65,750	41,612
Total segment profit	95,884	81,324	99,484	292,063	225,424
Amortization of intangible assets	21,419	11,051	12,014	45,102	33,003
Unallocated expenses	6,490	9,618	12,537	25,580	21,756
Total operating income	$67,975	$60,655	$74,933	$221,381	$170,665

	Three months ended			Nine months ended	
Adjusted segment profit	September 29, 2018	September 30, 2017	June 30, 2018	September 29, 2018	September 30, 2017
Specialty Chemicals and Engineered Materials[1]	$31,860	$29,553	$37,316	$100,738	$81,741
Microcontamination Control[2]	47,811	39,498	39,262	129,064	103,724
Advanced Materials Handling[3]	19,960	17,704	23,114	66,216	49,119
Total segment profit	99,631	86,755	99,692	296,018	234,584
Amortization of intangible assets[4]	-	-	-	-	-
Unallocated expenses[5]	5,738	5,678	6,219	18,510	17,816
Total operating income	$93,893	$81,077	$93,473	$277,508	$216,768

1. Adjusted segment profit for Specialty Chemicals and Engineered Materials for the three months and nine months ended September 30, 2017 excludes charges for severance related to organizational realignment of $14.
2. Adjusted segment profit for Microcontamination Control for the three months ended September 29, 2018 and June 30, 2018 excludes charges for fair value mark-up of acquired inventory sold of $3,281 and $208, respectively. Adjusted segment profit for Microcontamination Control for the nine months ended September 29, 2018 excludes charges for fair value mark-up of acquired inventory sold of $3,489. Adjusted segment profit for Microcontamination Control excludes charges for impairment of equipment and severance related to organizational realignment of $196 and $1,639 for the three and nine months ended September 30, 2017, respectively.
3. Adjusted segment profit for Advanced Material Handling excludes loss on sale of subsidiary of $466 for the three and nine months ended September 29, 2018, respectively. Adjusted segment profit for Advanced Material Handling excludes charges for impairment of equipment and severance related to organizational realignment of $5,221 and $7,507 for the three and nine months ended September 30, 2017, respectively.
4. Adjusted amortization of intangible assets excludes amortization expense of $21,419, $11,051 and $12,014 for the three months ended September 29, 2018, September 30, 2017, and June 30, 2018, respectively and $45,102 and $33,003 for the nine months ended September 29, 2018 and September 30, 2017, respectively.
5. Adjusted unallocated expenses for the three months ended September 29, 2018 exclude integration expenses of $752. Adjusted unallocated expenses for the three months ended June 30, 2018 exclude deal costs and integration expenses of $5,121 and $1,197, respectively. Adjusted unallocated expenses for the nine months ended September 29, 2018 exclude deal costs and integration expenses of $5,121 and $1,949, respectively. Adjusted unallocated expenses excludes charges for impairment of intangibles and severance related to organizational realignment of $3,940 for the three and nine months ended September 30, 2017, respectively.

17

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA

$ in thousands	Three months ended			Nine months ended	
	September 29, 2018	September 30, 2017	June 30, 2018	September 29, 2018	September 30, 2017
Net sales	$398,597	$345,591	$383,059	$1,148,855	$991,970
Net income	$48,060	$40,902	$54,349	$159,971	$113,407
Adjustments to net income:					
Income tax expense	11,427	9,248	9,782	34,755	29,401
Interest expense, net	7,678	7,599	6,925	21,829	24,095
Other expense, net	810	2,906	3,877	4,826	3,762
GAAP - Operating income	67,975	60,655	74,933	221,381	170,665
Charge for fair value write-up of acquired inventory sold	3,281	-	208	3,489	-
Deal Costs	-	-	5,121	5,121	-
Integration Costs	752	-	1,197	1,949	-
Severance	-	2,141	-	-	2,700
Impairment of equipment and intangibles[1]	-	7,230	-	-	10,400
Loss on sale of subsidiary	466	-	-	466	-
Amortization of intangible assets	21,419	11,051	12,014	45,102	33,003
Adjusted operating income	93,893	81,077	93,473	277,508	216,768
Depreciation	16,537	14,785	15,802	48,236	43,173
Adjusted EBITDA	$110,430	$95,862	$109,275	$325,744	$259,941
Adjusted operating margin	23.6%	23.5%	24.4%	24.2%	21.9%
Adjusted EBITDA - as a % of net sales	27.7%	27.7%	28.5%	28.4%	26.2%

1. Includes product line impairment charges of $3,364 and $5,330 classified as cost of sales for the three and nine months ended September 30, 2017, respectively.
Includes Jetalon intangible impairment charge of $3,866 classified as selling general and administrative expense for both the three and nine months ended September 30, 2017.
Includes product line impairment charge of $320 classified as selling general and administrative expense for the nine months ended September 30, 2017.
Includes product line impairment charge of $884 classified as engineering, research and development expense for the nine months ended September 30, 2017.

18

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP TO NON-GAAP EARNINGS PER SHARE

$ in thousands, except per share data	Three months ended			Nine months ended	
	September 29, 2018	September 30, 2017	June 30, 2018	September 29, 2018	September 30, 2017
GAAP net income	$48,060	$40,902	$54,349	$159,971	$113,407
Adjustments to net income:					
Charge for fair value write-up of acquired inventory sold	3,281	-	208	3,489	-
Deal Costs	-	-	5,121	5,121	-
Integration Costs	752	-	1,197	1,949	-
Severance	-	2,141	-	-	2,700
Impairment of equipment and intangibles[1]	-	10,030	-	-	13,200
Loss on sale of subsidiary	466	-	-	466	-
Amortization of intangible assets	21,419	-	12,014	45,102	-
Tax effect of adjustments to net income and discrete items[2]	(5,797)	11,051	(3,702)	(12,209)	33,003
Tax effect of Tax Cuts and Jobs Act	(2,560)	(7,135)	648	(418)	(15,661)
Non-GAAP net income	$65,621	$56,989	$69,835	$203,471	$146,649
Diluted earnings per common share	$0.34	$0.28	$0.38	$1.12	$0.79
Effect of adjustments to net income	$0.12	$0.11	$0.11	$0.30	$0.23
Diluted non-GAAP earnings per common share	$0.46	$0.40	$0.49	$1.42	$1.02

1. Includes product line impairment charges of $3,364 and $5,330 classified as cost of sales for the three and nine months ended September 30, 2017, respectively. Includes Jetalon intangible impairment charge of $3,866 classified as selling general and administrative expense for both the three and nine months ended September 30, 2017.
Includes product line impairment charge of $320 classified as selling general and administrative expense for the nine months ended September 30, 2017.
Includes product line impairment charge of $884 classified as engineering, research and development expense for the nine months ended September 30, 2017.
Includes product line impairment charge of $2,800 classified as other expense for both the three and nine months ended September 30, 2017.
2. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

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GAAP SEGMENT TREND DATA

$ in thousands	Q116	Q216	Q316	Q416	Q117	Q217	Q317	Q417	Q118	Q218	Q318
Sales											
SCEM	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522	$ 125,339	$ 130,743	$ 134,336	$ 131,234
MC	77,619	91,584	94,738	98,717	100,055	104,407	116,113	115,650	118,637	124,681	151,345
AMH	88,298	99,686	97,460	98,840	102,887	103,421	104,956	109,573	117,819	124,042	116,018
Total Sales	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591	$ 350,562	$ 367,199	$ 383,059	$ 398,597
Segment Profit[1]											
SCEM	$ 17,818	$ 24,205	$ 14,244	$ 21,061	$ 23,128	$ 29,060	$ 29,539	$ 30,075	$ 31,562	$ 37,316	$ 31,860
MC	14,181	24,511	27,684	27,535	30,987	31,796	39,302	39,328	41,991	39,054	44,530
AMH	14,697	18,203	11,192	12,190	13,960	15,169	12,483	18,226	23,142	23,114	19,494
Total Segment Profit	$ 46,696	$ 66,919	$ 53,120	$ 60,786	$ 68,075	$ 76,025	$ 81,324	$ 87,629	$ 96,695	$ 99,484	$ 95,884
Segment Profit Margin											
SCEM	17.6%	21.7%	13.6%	19.0%	20.2%	24.0%	23.7%	24.0%	24.1%	27.8%	24.3%
MC	18.3%	26.8%	29.2%	27.9%	31.0%	30.5%	33.8%	34.0%	35.4%	31.3%	29.4%
AMH	16.6%	18.3%	11.5%	12.3%	13.6%	14.7%	11.9%	16.6%	19.6%	18.6%	16.8%

1. Segment profit excludes amortization of intangibles and unallocated expenses. Corporate cost related to HR, Finance, and IT are charged back to the Segments starting 1Q18. Prior quarter results are adjusted retrospectively using consistent allocation method.

20

NON-GAAP SEGMENT TREND DATA

$ in thousands

	Q116	Q216	Q316	Q416	Q117	Q217	Q317	Q417	Q118	Q218	Q318
Sales											
SCEM	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522	$ 125,339	$ 130,743	$ 134,336	$ 131,234
MC	77,619	91,584	94,738	98,717	100,055	104,407	116,113	115,650	118,637	124,681	151,345
AMH	88,298	99,686	97,460	98,840	102,887	103,421	104,956	109,573	117,819	124,042	116,018
Total Sales	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591	$ 350,562	$ 367,199	$ 383,059	$ 398,597
Adjusted Segment Profit[1]											
SCEM[2]	$ 17,818	$ 24,205	$ 14,943	$ 21,061	$ 23,128	$ 29,060	$ 29,553	$ 30,075	$ 31,562	$ 37,316	$ 31,860
MC[3]	14,181	24,511	28,421	27,535	30,987	33,239	39,498	39,328	41,991	39,262	47,811
AMH[4]	14,697	18,203	17,987	12,190	13,960	17,455	17,704	18,226	23,142	23,114	19,960
Total Adj. Segment Profit	$ 46,696	$ 66,919	$ 61,351	$ 60,786	$ 68,075	$ 79,754	$ 86,755	$ 87,629	$ 96,695	$ 99,692	$ 99,631
Adjusted Segment Profit Margin											
SCEM	17.6%	21.7%	14.3%	19.0%	20.2%	24.0%	23.7%	24.0%	24.1%	27.8%	24.3%
MC	18.3%	26.8%	30.0%	27.9%	31.0%	31.8%	34.0%	34.0%	35.4%	31.5%	31.6%
AMH	16.6%	18.3%	18.5%	12.3%	13.6%	16.9%	16.9%	16.6%	19.6%	18.6%	17.2%

1. Segment profit excludes amortization of intangibles and unallocated expenses. Corporate cost related to HR, Finance, and IT are charged back to the Segments starting 1Q18. Prior quarter results are adjusted retrospectively using consistent allocation method.
2. Adjusted segment profit for SCEM for Q316 excludes charges for severance of $699. Adjusted segment profit for SCEM for Q317 excludes charges for severance of $14.
3 Adjusted segment profit for MC for Q316 excludes charges for severance of $737. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884 and $559, respectively. Adjusted segment profit for MC for Q317 excludes charges for severance of $196K. Adjusted segment profit for MC for Q218 and Q318 excludes charges for fair value mark-up of acquired inventory sold of $208 and $3,281, respectively.
4. Adjusted segment profit for AMH for Q316 excludes charges for impairment of equipment and severance related to organizational realignment of $5,826 and $969, respectively. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286. Adjusted segment profit for AMH for Q317 excludes charges for impairment of equipment and severance related to organizational realignment of $3,364 and $1,857, respectively. Adjusted segment profit for AMH for Q318 excludes loss on sale of subsidiary of $466.

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